UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 18, 2012

Tompkins Financial Corporation

(Exact Name of Registrant as specified in Charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Commons, PO Box 460, Ithaca, New York	14851
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On July 20, 2012, the Tompkins Financial Corporation (the “Company”) issued a press release announcing its earnings for the calendar quarter ended June 30, 2012.  A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

On Wednesday, July 18, 2012 at 5:30 p.m., at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York the Company held its 2012 Annual Meeting of Stockholders.   On May 25, 2012, the record date for the meeting, 12,218,832 shares of the Company's common stock were issued and outstanding, of which 10,445,541 were represented at the meeting in person or by proxy, and this amount represented a quorum.

Stockholders voted on the following matters:

(1)
 Stockholders approved the issuance of shares of the Company’s common stock in the merger of VIST Financial Corp. with and into TMP Mergeco, Inc., a wholly-owned subsidiary of the Company, whereby the operating subsidiaries of VIST Financial Corp. will become wholly-owned subsidiaries of the Company;

(2)	Stockholders elected sixteen (16) director nominees for terms expiring at the 2013 Annual Meeting;

(3)	Stockholders ratified the selection of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2012; and

(4)	Stockholders approved an adjournment of the Company’s meeting, if necessary, to solicit additional proxies.

Each of the director nominees was duly elected, and Proposals 1, 3 and 4 were also approved. Set forth below are the number of votes cast for or against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter:

Proposal No. 1 – Issuance of shares of the Company’s Common Stock in the Merger with VIST Financial Corp.

Number of	Number of	Number of	Broker
Shares Voted for	Shares Againt	Shares Abstain	Non-Votes
8,232,885	176,009	76,664	1,958,984

Proposal No. 2 – Election of Directors

Director	Number of	Number of	Broker
	Shares Voted For	Shares Withheld	Non-Votes
John E. Alexander	8,424,926	60,631	0
Paul J. Battaglia	8,442,325	43,233	0
James J. Byrnes	8,257,780	227,777	0
Daniel J. Fessenden	8,378,222	107,336	0
James W. Fulmer	8,257,733	227,824	0
Reeder D. Gates	8,386,447	99,110	0
James R. Hardie	8,281,600	203,958	0
Carl E. Haynes	8,414,128	71,429	0
Susan A. Henry	8,306,293	179,265	0
Patricia A. Johnson	8,382,102	103,456	0
Sandra A. Parker	8,321,108	164,449	0
Thomas R. Rochon	8,343,070	142,488	0
Stephen S. Romaine	8,418,783	66,774	0
Michael H. Spain	8,260,211	225,347	0
William Spain, Jr.	8,259,352	226,205	0
Craig Yunker	8,347,222	138,335	0

Proposal No. 3 – Ratification of the Selection of KPMG LLP as Independent Auditors of the Company for 2012

Number of	Number of	Number of	Broker
Shares Voted for	Shares Againt	Shares Abstain	Non-Votes
10,361,352	27,827	56,361	0

Proposal No. 4 – Adjournment of Meeting, if necessary, to solicit additional proxies
Number of	Number of	Number of	Broker
Shares Voted for	Shares Againt	Shares Abstain	Non-Votes
9,824,758	533,458	73,702	13,597

Although approved by the shareholders, since all of the items on the agenda received the vote required for approval, the meeting was not adjourned.

Item 8.01                      Other Events

On July 19, 2012, the Company issued a press release announcing shareholder approval of the issuance of stock in the proposed merger of VIST Financial Corp. with and into a wholly-owned subsidiary of the Company. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 20, 2012, the Company issued a press release announcing that its Board of Directors approved payment of a regular quarterly cash dividend of $0.36 per share, payable on August 15, 2012, to common shareholders of record on August 6, 2012. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Section 9.01                Financial Statements and Exhibits

(a)    Not applicable.
(b)            Not applicable.
(c)    Not applicable.
(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release of Tompkins Financial Corporation dated July 20, 2012
99.2	Press Release of Tompkins Financial Corporation dated July 19, 2012
99.3	Press Release of Tompkins Financial Corporation dated July 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: July 20, 2012	By:	/s/ FRANCIS M. FETSKO
	Name:	Francis M. Fetsko
	Title:	EVP, COO and CFO